                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):February 29, 1999


           BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND
                              BANK OF AMERICA, FSB

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             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                  UNITED STATES
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                   333-3525-01
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                            (COMMISSION FILE NUMBER)

                                   94-1687665
                                   91-0221850
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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                              555 CALIFORNIA STREET
                             SAN FRANCISCO, CA 94104
                                 (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

Item 5. Other Events

        (a)  Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

        Exhibit No.           Description

        20 Monthly Statements mailed to Certificate Holders pursuant to the Pooling and Servicing Agreement by and between Bank of America National Trust and Savings Association, contract seller, Bank of America, FSB, acting through its division, BankAmerica Housing Services, contract seller and servicer, and The First National Bank of Chicago, as Trustee, dated as of March 1, 1998
                              (a copy of which agreement was filed by the registrant with the Commission on April 1, 1998 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              BANK OF AMERICA, FSB

                              BY:      /s/     Suzanne W. Castleberry
                                  --------------------------------------------
                                                 Suzanne W. Castleberry*
                              Dated:             March 29, 1999

*    Suzanne W. Castleberry is Vice President of Bank of America, FSB.